SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANDERS MORRIS HARRIS GROUP INC.

(Name of Registrant as specified in its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement Number:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

We are filing this amendment to our definitive proxy statement to properly reflect the increase in the minimum number of shares reserved for issuance under the 1998 Long-Term Incentive Plan from 4,000,000 to 4,500,000 and the correct pagination of the proxy statement as filed and as printed. In all other respects, this revised definitive proxy statement is identical to the original definitive proxy statement we filed with the Securities and Exchange Commission on April 16, 2010.

April 15, 2010

Dear Fellow Shareholder,

On behalf of our Board of Directors, you are cordially invited to attend the 2010 Annual Meeting of Shareholders of Sanders Morris Harris Group Inc. on Thursday, May 27, 2010, in Houston, Texas. At the meeting we will review our performance for 2009 and our expectations for the future and discuss and vote on the matters set forth in the accompanying notice of annual meeting and proxy statement.

A notice of the meeting and proxy statement follow. Also enclosed is our 2009 Annual Report. Your vote is important. Whether or not you plan to attend, you can assure that your shares are represented at the meeting by promptly voting and submitting your proxy via the Internet, by telephone, or by completing, signing, and dating the proxy voting card and returning it in the enclosed envelope.

I look forward to seeing you on May 27th and addressing your questions and comments.

Sincerely,

/s/ George L. Ball
George L. Ball Chief Executive Officer

600 Travis, Suite 5800, Houston, Texas 77002—713-224-3100

April 15, 2010

Notice of the 2010 Annual Meeting of Shareholders

Meeting Date:	May 27, 2010
Meeting Time:	11:00 a.m.
Location:	Main Conference Room
600 Travis, Suite 5800
Houston, Texas 77002

Agenda

•	To elect nine directors, each for a term of one year;

•	To consider and act upon a Board proposal to approve the amendment and restatement of our Long-Term Incentive Plan;

•	To consider and act upon a Board proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2010; and

•	To transact such other business as may properly come before the annual meeting, and any postponement or adjournment of the meeting.

Voting

All shareholders of record at the close of business on March 25, 2010 (the “Record Date”), or their legal proxy holders, will be entitled to vote at the meeting and any postponement or adjournment of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy via the Internet, by telephone, or by mail. For specific instructions, please refer to the questions and answers, beginning on page 2 of this proxy statement, and the instructions on the proxy card.

We began making this proxy statement and proxy form available to shareholders on or about April 16, 2010.

Your Board of Directors recommends a vote “FOR” each of the nominees for director, approval of the amendment and restatement of the Long-Term Incentive Plan, and the ratification of the appointment of Grant Thornton LLP.

Sincerely,

/s/ Susan Bailey
Susan Bailey Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2010.

The Proxy Statement and Annual Report to Shareholders are available at

www.smhgroup.com/smhg/investorrelations.html.

SANDERS MORRIS HARRIS GROUP INC.

600 Travis, Suite 5800

Houston, Texas 77002

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sanders Morris Harris Group Inc. (“SMHG” or the “Company”) for the 2010 Annual Meeting of Shareholders to be held on Thursday, May 27, 2010, beginning at 11:00 a.m. local time, at the offices of Sanders Morris Harris Group located at 600 Travis, Suite 5800, Houston, Texas 77002 and at any postponement or adjournment of the meeting. The proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for use at the annual meeting. We began making this proxy statement and a proxy form available to shareholders on or about April 16, 2010.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors. In addition, our management will report on performance during 2009 and respond to questions from shareholders. Our Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matters requiring a vote of the shareholders arise, your signed proxy card gives authority to George L. Ball, our Chairman and Chief Executive Officer, and John T. Unger, our Senior Vice President and General Counsel, to vote on such matters at their discretion.

Who is entitled to vote?

Shareholders owning our common stock at the close of business on March 25, 2010, are entitled to vote at the annual meeting or at any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted on. On March 25, 2010, there were 29,956,840 common shares issued and outstanding. A list of registered shareholders entitled to vote will be available at SMHG’s offices, 600 Travis, Suite 5800, Houston, Texas, 77002 for ten days prior to the meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors recommends a vote FOR each of the nominees for director, the amendment and restatement of the Long-term Incentive Plan, and the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

How do I vote?

Shareholders of record (that is, shareholders who hold their shares in their own name) may vote any one of four ways: (1) visit the website noted on your proxy card to vote via the Internet, (2) use the telephone number on your proxy card to vote by telephone, (3) sign and date each proxy card you receive and return it in the prepaid envelope, or (4) attend the meeting in person. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies to vote in the same manner as if you signed, dated, and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

In the election of directors, you may vote “For,” “Against,” or “Abstain” with respect to one or more of the nominees. For the other proposals, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card, but do not mark your choices, the named proxies will vote FOR the persons nominated for election as directors and in favor of the other proposals.

Many SMHG shareholders hold their shares through a stockbroker, bank, trustee, or another nominee, rather than owning shares registered directly in their name. In that case, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are entitled to direct the voting of your shares to your intermediary. Your intermediary will forward the proxy materials to you with a voting instruction card or provide electronic access to the materials and to voting facilities.

Please note that effective January 1, 2010, your broker is no longer permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the Voting Instruction Form or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other financial institution before the date of the shareowner meeting.

What is a quorum?

A “quorum” is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares on the Record Date. There must be a quorum for the meeting to be held. Abstentions are counted in determining the presence or absence of a quorum, but under Texas law are not considered a vote. Shares held by brokers in street name and for which the beneficial owners have withheld from brokers the discretion to vote are called “broker non-votes.” They are not counted to determine if a quorum is present and under Texas law are not considered a vote. Broker non-votes will not affect the outcome of a vote on election of directors. As of the Record Date, 29, 956,840 shares of our common stock, representing the same number of votes, were issued and outstanding. Thus, the presence of holders of our common stock representing at least 14,978,421 votes will be required to establish a quorum.

What vote is required to approve each proposal?

The director nominees will be elected by a plurality of the votes cast at the meeting. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purpose of determining whether there is a quorum. The nine persons receiving the highest number of “For” votes will be elected.

All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast.

Who will count the vote?

A representative of the Company will tabulate the votes cast by proxy or in person at the meeting.

Who is entitled to vote at the meeting?

If you owned shares of our common stock on the Record Date, you are entitled to receive notice of and to participate in the annual meeting.

What are the voting rights of holders of SMHG common stock?

You may cast one vote per share of our common stock that you held on the Record Date on each proposal considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the shareholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Each shareholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a stockbroker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Parking is available at local garages; the fee for parking is $4.50 per hour.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If your shares are held by a broker, bank, trustee, or other nominee, you may not vote those shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares directly. Accordingly, to vote in person, you will need to contact your broker, bank, trustee, or nominee to obtain a “legal proxy” and present the proxy at the meeting in order to receive a ballot to vote at the meeting.

Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by (a) visiting the website noted on your proxy card to vote via the Internet, (b) calling the telephone number on your proxy card to vote by telephone, or (c) completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. If you voted by mail, you may change your vote by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by attending the annual meeting and voting in person. It you voted via the Internet or by telephone, you may change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you give proper notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by ballot at the meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (SEC) on Form 8-K.

What are the deadlines for shareholder proposals for next year’s annual meeting?

You may submit proposals on matters appropriate for shareholder action at future annual meetings by following the procedures prescribed in SEC Rule 14a-8. We must receive proposals intended for inclusion in next year’s proxy statement and proxy card no later than January 27, 2011. All proposals and notifications should be addressed to our Corporate Secretary at 600 Travis, Suite 5800, Houston, Texas 77002. Submission of a proposal does not guarantee inclusion in our proxy statement or form of proxy because certain SEC rules must be met.

Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board or by a shareholder entitled to vote who has delivered an appropriate notice to the Corporate Secretary. To be properly brought before the meeting, a shareholder must deliver a written notice to the Corporate Secretary at the address set forth in the following paragraph of the shareholder’s intention to present a proposal (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 60 nor more than 180 days prior to the anniversary date of the prior annual meeting; provided, however, that in the event the date of the annual meeting is changed by more than 30 days from such anniversary date, your notice to be timely must be received not later than the close of business on the tenth day following the day on which such notice is mailed or such public disclosure was made.

In addition, under our bylaws, if you are a shareholder and wish to make a director nomination at a shareholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Susan Bailey, Corporate Secretary, Sanders Morris Harris Group Inc., 600 Travis, Suite 5800, Houston, Texas 77002, within the time limits described above for delivering of notice of shareholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Director Nominating Process” for additional information about shareholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 600 Travis, Suite 5800, Houston, Texas 77002.

If we do not receive notice of any matter that a shareholder wishes to raise at the annual meeting in 2011 by March 27, 2011, and a matter is raised at that meeting, the proxy holders for next year’s meeting will have discretionary authority to vote on the matter.

How much did this proxy solicitation cost?

The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be paid by SMHG. We have not engaged anyone to solicit proxies on our behalf. However, we will reimburse banks, brokerage firms, and other institutions, nominees, custodians, and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain of our and our subsidiaries’ directors, officers, and regular employees may solicit proxies personally or by telephone or facsimile without additional compensation.

ELECTION OF DIRECTORS

NOMINEES

Nine directors will be elected at the annual meeting. Directors will serve until our next annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by our Board of Directors or the size of our Board will be reduced. All of the nine current members of our Board of Directors are standing for election this year.

Our Board of Directors recommends a vote FOR all nominees to our Board of Directors.

The nominees are as follows:

GEORGE L. BALL

Director since February 2000

Age 71

Mr. Ball was appointed to our Board of Directors on February 1, 2000, as part of our merger with Sanders Morris Mundy Inc. (the “Sanders Transaction”) and has served as our Chairman since May 2002 and as our Chief Executive Officer since May 27, 2009. At the time of the Sanders Transaction, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Mr. Ball also serves as Chairman of the Board and a director of Sanders Morris Harris Inc. (“SMH”), as a director of SMH Capital Advisors, Inc. (“SMCA”), Edelman Financial Center, LLC, and Select Sports Group Holdings, LLC (“SSG”). He served as a director of Sanders Morris Mundy Inc. from May 1992 to February 2000 and was its non-executive Chairman of the Board from May 1992 to July 1997. From September 1992 to January 1994, Mr. Ball was a Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. Mr. Ball served as President and Chief Executive Officer of Prudential-Bache Securities, Inc. from 1982 until 1991 and Chairman of the Board from 1986 to 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association. Mr. Ball serves as a director of RediClinic, LLC, a leading provider of high-quality convenience care centers located in retail stores.

Director Qualifications:

•	Leadership experience as current Chief Executive Officer of the Company, former CEO and executive officer of two large public integrated financial services firms.

•	Industry experience with more than 40 years experience in the financial services industry.

•	Outside board experience as director of RediClinic, LLC.

RICHARD E. BEAN

Director since August 2003

Age 66

Mr. Bean has been a certified public accountant since 1968 and since 1976 has been the Executive Vice President and a director of Pearce Industries Inc., a privately held company that designs and packages engine-driven equipment which includes power generation, pumps, blowers, control panels, and switchgear. Mr. Bean also served as Chief Financial Officer of Pearce Industries Inc. from 1976 to 2004. In addition, Mr. Bean has served as a director and audit committee member of FirstCity Financial Corporation, a public financial services company, since July 1995 and was elected Chairman of the Board in December 2005. Mr. Bean served as a member of the Portfolio Administration Committee of FirstCity Liquidating Trust from July 1995 until February 2004 when the trust was terminated and distributed its assets. He also serves as a director and a member of the compensation committee of WCA Waste Corporation, a public waste collection and disposal company. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as Director and member of the audit committee.

Director Qualifications:

•	Leadership and finance experience as executive officer and chief financial officer for more than 30 years at Pearce Industries Inc.

•	Finance experience with more than 40 years experience as certified public accountant.

•	Outside board experience as director of FirstCity Financial Corporation and WCA Waste Corporation.

CHARLES W. DUNCAN, III

Director since June 2004

Age 50

Mr. Duncan has spent his entire career in investment banking or private equity investing and has served as President of Duncan Equities, Inc. since 1990 and Duncan Partnerships, Inc. since 1998. Duncan Equities, Inc. is active in structuring financings for, directly investing in, and providing strategic advice to, small to medium sized private companies, primarily located in Texas. Duncan Partnerships, Inc. oversees a portfolio of public, private, and real estate investments. Mr. Duncan serves on the boards of directors, and is involved in the operations, of several private companies. In addition, he serves on the boards of directors of several non-profit institutions and foundations including the board of directors of the University of Texas Medical Branch in Galveston, Communities in Schools, Houston, and The Methodist Hospital Research Institute.

Director Qualifications:

•	Private equity management experience as officer of Duncan Equities, Inc.

•	Expertise in structuring and overseeing compensation programs for executives and cost control programs.

•	Experience as a director of major medical, research, and charitable institutions.

FREDRIC M. EDELMAN

Director since February 2009

Age 51

Mr. Edelman was appointed to our Board of Directors and elected President in February 2009. Mr. Edelman has served as Chairman and Chief Executive Officer of The Edelman Financial Center, LLC since May 2005, when the Company acquired a 51% ownership interest. From December 1987 to May 2005, he owned and managed Edelman Nebel Financial Services, renamed Edelman Financial Services, Inc. in 1991. Barron’s ranked Mr. Edelman No. 1 on its list of the Top 100 Independent Financial Advisor in 2009. In 2004, he was inducted into the Financial Advisor Hall of Fame and ranked the No. 1 advisor in the nation by Research Magazine for his focus on the individual client. Mr. Edelman was named Entrepreneur of the Year for Washington, D.C. by Ernst & Young in 2001. He has written seven books on personal finance: The Truth About Money, which was named Book of the Year by Small Press magazine, The New Rules of Money, Ordinary People, Extraordinary Wealth, What You Need to Do Now, Discover the Wealth Within You, The Lies About Money, and Rescue Your Money. The Ric Edelman Show, broadcast on the Citadel Media Radio Network, can be heard on radio stations throughout the country. He was named Best Talk Show Host in 1993 by the Achievement in Radio Awards (A.I.R.). He served as Chairman of the Board of the United Way of the National Capital Area in 2006 and 2007. He also serves on the boards of the Boys & Girls Clubs of America, the Boys & Girls Clubs of Greater Washington, D.C. and its foundation. He received his B.A. degree from Glassboro State College in 1980 and an Honorary Doctorate from Rowan University in 2004. Mr. Edelman holds six professional designations.

Director Qualifications:

•	Leadership and industry experience as founder of The Edelman Financial Center, LLC.

•	Industry experience with more than 20 years experience in the asset and wealth management industry.

•	Largest shareholder of the Company.

SCOTT B. MCCLELLAND

Director since June 2004

Age 53

Mr. McClelland is President of H.E. Butt (“H-E-B”) Grocery Company’s Houston and Central Market Division. H-E-B is the 13th largest grocery chain in the United States with over 55,000 employees and 300 stores in Texas and

Northern Mexico. Mr. McClelland joined H-E-B in 1990 as Vice President of Operations for the Austin Region. After transferring to H-E-B corporate headquarters in San Antonio in 1991, Mr. McClelland has held several leadership positions for the Company including Vice President of General Merchandise Marketing and Group Vice President, DrugStore. In 1995 he was promoted to Senior Vice President of Marketing followed by a promotion to Chief Merchandising Officer in 2000. His responsibilities were expanded to include Central Market in late 2001. Prior to joining H-E-B, he worked for Pepsico’s Frito Lay Division for 10 years. Mr. McClelland serves on the Boards of Directors for the Greater Houston Partnership and Memorial Hermann Hospital System. He also serves on the University of Texas Business Advisory Council and the Advisory Committee for McCombs School of Business at the University of Texas at Austin.

Director Qualifications:

•	Leadership experience as an executive officer of H-E-B Grocery Company for more than 20 years.

•	Knowledge of marketing and consumer behavior.

•	Affiliation with leading business association (Greater Houston Partnership).

•	Outside board experience as director of Memorial Hermann Hospital System.

BEN T. MORRIS

Director since February 2000

Age 64

Mr. Morris was appointed to our Board of Directors on February 1, 2000, as part of the Sanders Transaction and served as our Chief Executive Officer from May 2002 to May 27, 2009. He co-founded Sanders Morris Mundy Inc. in 1987 and served as its President and Chief Executive Officer and as a director at the time of the Sanders Transaction. From February 1, 2000 to May 27, 2009, Mr. Morris also served as President, Chief Executive Officer, and a director of SMH. Mr. Morris served as the Chief Operating Officer of Tatham Corporation from 1980 to 1984. From 1973 to 1980, he served in a number of executive positions with Mid-American Oil and Gas, Inc. and predecessor companies, and was its President from 1979 to 1980. Mr. Morris is a certified public accountant.

Director Qualifications:

•	Leadership experience as executive officer of the Company from 1987 to 2009.

•	Industry and finance experience as former CEO of the Company from 2002 to 2009 and of SMH from 2000 to 2009.

•	Outside board experience as a director of a number of public companies.

ALBERT W. NIEMI, JR., PH.D.

Director since June 2004

Age 67

Dr. Niemi is the Dean of the Edwin L. Cox School of Business at Southern Methodist University, where he also holds the Tolleson Chair in Business Leadership. Before joining SMU, Dr. Niemi served as Dean of the Terry College of Business at the University of Georgia from 1982 to 1996. Dr. Niemi graduated cum laude from Stonehill College with an A.B. in economics and earned an M.A. and Ph.D. in economics from the University of Connecticut. Dr. Niemi has served as a member of the Business Accreditation Committee of the American Assembly of Collegiate Schools and has chaired or served as a member on the accreditation review teams to more than 20 universities. Dr. Niemi recently completed terms on the Boards of Governors of the American Association of University Administrators and Beta Gamma Sigma. He also serves on the board of directors of Stonehill College and on the advisory board of Bank of Texas, N.A.

Director Qualifications:

•

Leadership and education experience as Dean of the Edwin L. Cox School of Business at Southern Methodist University and formerly Dean of the Terry College of Business at the University of Georgia from 1982 to 1996.

•	Outside board experience as director of a number of public companies and as chairman of an audit committee.

•	Leadership and teaching positions as major universities.

DON A. SANDERS

Director since February 2000

Age 73

Mr. Sanders was appointed to our Board of Directors on February 1, 2000, as part of the Sanders Transaction. At the time of the Sanders Transaction, he served as Chairman of the Executive Committee and as a director of Sanders Morris Mundy Inc., which he co-founded in 1987. Mr. Sanders also serves as the investment manager of the Sanders Opportunity Funds, private investment funds sponsored by SMH. He also serves on the management committee and is an owner of the Round Rock Baseball Company, L.P. and serves on the boards of several Houston-based community organizations. Since the Sanders Transaction, he has served as our Vice Chairman and as one of our directors and as a director of SMH. From 1987 to 1996, Mr. Sanders was President of Sanders Morris Mundy Inc. Before joining Sanders Morris Mundy Inc., he was employed by E.F. Hutton & Co., Inc. where he served from 1959 in various capacities, including as an Executive Vice President from 1982 to 1987 and as a member of its board of directors from 1983 to 1987.

Director Qualifications:

•	Leadership experience as an executive officer of the Company since 2000 and of SMH since 1987.

•	Industry experience with more than 40 years experience in the financial services industry.

•	Founder of SMH.

W. BLAIR WALTRIP

Director since January 1999

Age 55

Mr. Waltrip was elected a director in January 1999 and as a director of TEI, Inc., our predecessor issuer, in July 1988. He is also a director of Service Corporation International, a public funeral and cemetery company, and was employed in various capacities by that company from 1977 until January 2000, last serving as an Executive Vice President from January 1999 to January 2000 and Executive Vice President of Operations from February 1991 to January 1999 and Chairman of the Board and President of Service Corporation International (Canada) Limited from January 1990 to January 1999.

Director Qualifications:

•	Leadership experience as former executive officer of large public multinational company.

•	Knowledge of pricing and integration of acquisitions and economics and strategy required in purchasing other companies.

•	Outside board experience as director of Service Corporation International.

Non-Director Executive Officers

Rick Berry

Chief Financial Officer

Age 56

Mr. Berry has served as our Chief Financial Officer since February 2001 and as our Principal Financial Officer since June 2000. He also serves as Chief Financial Officer of SMH and SMCA. From March 1999 to April 2000, Mr. Berry served as Executive Vice President, Chief Financial Officer, Corporate Secretary and a director of Petrocon Engineering, Inc. From April 1998 to March 1999, Mr. Berry was Executive Vice President and Chief Financial Officer of OEI International, Inc. Mr. Berry was Secretary of TEI, Inc. from January 1997 to April 1998, and the Executive Vice President, Chief Financial Officer, and Treasurer of TEI from December 1991 to April 1998. Mr. Berry is a certified public accountant.

Bruce R. McMaken

Executive Vice President-Corporate

Age 50

Mr. McMaken was elected Executive Vice President-Corporate in March 2008. Mr. McMaken joined SMH in 1992 and prior to his election was a Senior Vice President. He serves as a manager for the SMH Private Equity Group Funds I and II and for The M.D. Anderson Proton Therapy Center, a for-profit venture between The University of Texas M.D. Anderson Cancer Center, the Company, and private investors that developed and operates a cancer treatment facility in Houston. He currently serves on the board of Compact Power, Inc., a manufacturer and distributor of compact labor-saving power equipment.

John T. Unger

Senior Vice President and General Counsel

Age 58

Mr. Unger has served as our Senior Vice President and General Counsel since July 2005. Mr. Unger was a partner in the law firm of Thompson & Knight LLP from May 2000 until June 2005 and currently serves as Of Counsel to such firm. Previously, he was a shareholder in the law firm of Snell & Smith, P.C. from its founding in 1993 to May 2000, and was a partner in the law firm of Butler & Binion LLP from 1988 to 1993. He has more than 30 years experience in the areas of corporate and securities law.

GENERAL INFORMATION

Our Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2010, the Board will consist of nine directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held four meetings during 2009.

The Nominating and Corporate Governance Committee is responsible for selecting qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise, and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm, or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of the Company’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also take into consideration that the Board should reflect a diversity of experiences, backgrounds, and individuals.

The Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at public companies, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges, and strategies. Other directors have experience as directors, administrators, or leaders of significant academic, research, and philanthropic institutions, which brings unique perspectives to the Board.

As noted below, the Nominating and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its shareholders. Since May 2009, Mr. Ball has served as Chairman of the Board and Chief Executive Officer.

The Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. The leadership structure at the Company has varied over time and has included combined roles and separation of roles. As a result, no policy exists requiring combination or separation of leadership roles and the Company’s governing documents do not mandate a particular structure. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

RISK OVERSIGHT

The Board of Directors is responsible for overseeing the overall risk management process at the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Committees of the Board and the Board as a whole participate in the oversight of the process. Specifically, the Board has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan and each Board Committee is responsible for oversight of specific risk areas relevant to the Committee charters.

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities.

A strategic plan and critical issues and opportunities are presented to the Board each year by senior management. Throughout the year, management reviews any critical issues and actual results as compared to plan with the Board and relevant Committees. Members of executive management are also available to discuss the Company’s strategy, plans, results, and issues with the Committees and the Board, and regularly attend such meetings to provide periodic briefings and access. In addition, as noted in the Audit Committee Report on page 29, the Audit Committee regularly meets in executive sessions with members of management including separate sessions with the independent registered public accounting firm and general counsel, as appropriate.

The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its Committees providing oversight in connection with those efforts.

BOARD COMMITTEES, MEETING ATTENDANCE, DIRECTOR INDEPENDENCE, AND COMMUNICATING WITH OUR BOARD

Our Board of Directors has four committees: Executive, Audit, Nominating and Corporate Governance, and Compensation. The committees report their actions to the full Board of Directors at its next regular meeting following a committee meeting. Our full Board met four times in 2009 and the following table shows the current membership of the four committees and the number of meetings each committee held in 2009.

Committee Membership and Meetings Held

Name	Executive	Audit	Nominating & Corporate Governance	Compensation
Mr. Ball	*
Mr. Bean(1)		Chair
Mr. Duncan(1)		*		Chair
Mr. Edelman	*
Mr. McClelland(1)				*
Mr. Morris
Dr. Niemi(1)		*	Chair
Mr. Sanders	Chair
Mr. Waltrip(1)			*
No. of Meetings in 2009(2)	1	7	2	1

(1)	Determined to be “independent” under the Nasdaq listing standards.
(2)	Each incumbent director attended at least 75% of the aggregate of all meetings of our Board of Directors and committees of our Board to which he belonged during 2009.

Executive Committee

•	Has full power of our Board between meetings of our Board, with specified limitations relating to major corporate matters.

Audit Committee

•	Reviews the financial reports and other financial information provided by the Company to any governmental body or the public.

•	Reviews the audit efforts of our independent auditors.

•

Reviews our system of internal controls regarding finance, accounting, legal compliance, and ethics that management and our Board have established; and our auditing, accounting, and financial reporting processes generally.

•	Provides an open avenue of communication among the independent auditors, financial, and senior management, and our Board.

•	Has the sole authority and responsibility to appoint, select, evaluate, and, where appropriate, replace our independent registered public accountants.

Our Board has determined that each member of the Audit Committee is “independent,” as defined in Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq listing standards and SEC regulations. Our Board has also determined that Mr. Bean, Chair of the Audit Committee, is qualified as an audit committee financial expert under the SEC regulations. The committee operates under a written charter adopted by our Board of Directors which is available on our website, www.smhgroup.com, and was filed as Appendix A to our 2004 Annual Meeting Proxy Statement.

Nominating and Corporate Governance Committee

•

Makes recommendations to our Board of Directors regarding nominees for election as directors, the structure, size, and composition of our Board, compensation of Board members, and organization and responsibility of board committees.

•

Reviews general responsibilities and functions of our Board of Directors, the balance of expertise among Board members, and the Company’s overall organizational health, particularly plans for management succession and development.

Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as defined in the Nasdaq listing standards.

Compensation Committee

•	Reviews and recommends the compensation for executive officers and key employees.

•

Recommends the granting of stock options and other incentive awards, including the number of shares subject to, and the exercise price of, each stock option and the terms and conditions of other incentive awards granted under our incentive plans.

Our Board has determined that each member of the Compensation Committee is “independent,” as defined in the Nasdaq listing standards.

Director Independence

Our Board of Directors has determined that the following members of our Board, constituting a majority of the members of our Board, are “independent directors” as defined in NASD Marketplace Rule 4200: Richard E. Bean; Charles W. Duncan, III; Scott B. McClelland; Albert W. Niemi, Jr., Ph.D.; and W. Blair Waltrip.

Annual Meeting Attendance by Members of the Board

We do not currently have a formal policy regarding attendance by our directors at our Annual Meeting of Shareholders. However, we have historically encouraged our directors to attend and previous meetings have been well attended. Last year, nine of our directors attended our Annual Meeting of Shareholders.

DIRECTOR NOMINATION PROCESS

As indicated above, nomination of directors is handled by our Nominating and Corporate Governance Committee pursuant to its charter. The committee’s charter is available on our website at www.smhgroup.com.

Additionally, any shareholder who wishes to nominate a prospective Board member should deliver written notice containing the information required by our bylaws to Susan Bailey, Corporate Secretary, 600 Travis, Suite 5800, Houston, Texas 77002. To be timely filed, we must receive the notice not less than 60 days nor more that 180 days prior to the first anniversary of our preceding year’s annual meeting. To date, no shareholder has submitted a Board nominee.

In evaluating potential director nominees, the committee considers the following factors:

•	the appropriate size of our Board of Directors;

•	our needs with respect to the particular talents and experience of our directors;

•

the knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of our Board;

•	familiarity with the financial services industry;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The committee’s goal is to assemble a Board of Directors with a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the committee may also consider such other factors as it may deem are in the best interests of the Company and our shareholders. However, the committee will insure that at least one member of the Audit Committee satisfies the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board are “independent directors” under NASD Marketplace Rule 4200. The committee also believes it appropriate for certain key members of our management to participate as members of our Board.

The committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service or if the committee decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the committee and our Board are polled for suggestions as to individuals meeting the criteria of the committee. Research may also be performed to identify qualified individuals. We have also engaged third parties to identify or evaluate or assist in identifying potential nominees.

Each of the nominees for director is currently a member of our Board of Directors.

CODE OF ETHICS

We have adopted a Business Ethics Policy that applies to all of our employees, as well as each member of our Board of Directors. Our Business Ethics Policy is available on our website at www.smhgroup.com. We intend to post amendments to or waivers from our Business Ethics Policy (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on our website.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Historically, we have not adopted a formal process for shareholder communications with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to our Board has been excellent. Shareholders who wish to communicate directly with the Board, or specified individual directors, may do so by writing to the Board or individual directors in care of the Office of Corporate Secretary, Sanders Morris Harris Group Inc., 600 Travis, Suite 5800, Houston, Texas 77002. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Nominating and Corporate Governance Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

COMPENSATION DISCUSSION AND ANALYSIS

The objective of our compensation program is to create long-term value for our shareholders. To achieve this objective, the Compensation Committee has implemented a compensation program for our named executive officers to reward them for sustained financial and operating performance, to align their interests with those of our shareholders, and to encourage them to remain with SMHG.

The Compensation Committee establishes our compensation philosophy on behalf of the Board of Directors, determines the compensation of our Chief Executive Officer, and approves the compensation of our executive officers. The three components of executive officer compensation are base salary, bonuses, and long-term incentive compensation.

In 2009, the Compensation Committee retained AG Ferguson & Associates, Inc. to provide a report on the competitiveness of the overall compensation package for our named executive officers compared to a peer group of public companies that included Calamos Asset Management, Inc., Cohen & Steers, Inc., Diamond Hill Investment Group, Epoch Holding Corp., Pzena Investment Management, U.S. Global Investors, Inc., Value Line, Inc., Virtus Investment Partners, Inc., and Westwood Holdings Group, Inc.

None of our named executive officers other than Mr. Edelman currently have written employment agreements.

•	Base Salary

The base salary for senior executives (including the Chief Executive Officer) is intended to be competitive with that paid in comparably situated industries, with a reasonable degree of financial security and flexibility afforded to those individuals who are regarded by the Board of Directors as acceptably discharging the levels and types of responsibility implicit in the various senior executive positions. In the course of considering annual executive salary increases, appropriate consideration is given to the credentials and experience of the individual senior executives, as viewed in the Compensation Committee’s collective best judgment, which necessarily involves subjective as well as objective elements. The Committee has not adopted any policies that include benchmarking of total compensation or any material element of compensation for any of the named executive officers. Should the Committee be persuaded that an executive has not met expectations for a protracted period, a recommendation to the Board of Directors that the executive be terminated would be a more likely eventuality than a reduction in his base compensation.

Mr. Edelman is party to an Employment Agreement with The Edelman Financial Center, LLC, which extends through May 10, 2013, and renews annually thereafter unless terminated by either party at least 60 days prior to the extension date, which sets his compensation payable by The Edelman Financial Center, LLC at $600,000 per year. Beginning in 2010, Mr. Edelman’s salary has been set at $750,000 of which $450,000 is allocated to The Edelman Financial Center, LLC and $300,000 to the Company.

•	Bonuses

Bonuses for executive officers are determined in February of each year based on the prior year’s performance. In 2009 the Compensation Committee adopted a discretionary bonus plan that provided for a potential bonus pool for the named executive officers based on our pretax net income. To the extent that our return on equity (pretax net income adjusted for extraordinary or one-time items divided by shareholders’ equity) was equal to or greater than 5.0%, a percentage of pretax net income (ranging from 7.5% to a maximum of 15.0%) could be allocated to the bonus pool. One-half of the bonus pool could be allocated to the named executive officers pursuant to a fixed formula and one-half could be allocated among the named executives at the discretion of the Compensation Committee. Bonuses may be paid in cash or shares of SMHG common stock and may be deferred to subsequent years at the discretion of the Compensation Committee. The bonus pool in 2010 (based on 2009 earnings) was zero.

The Compensation Committee may also decide to award a bonus to one or more of the executive officers of the Company based on special circumstances or accomplishments of an executive office or the Company. In February 2010, the Compensation Committee approved a bonus pool in the aggregate amount of $1,162,500 for certain officers to be paid in four equal installments during 2010 subject to continued employment on the date of payment.

In February 2009, the Compensation Committee approved a supplemental executive bonus plan to reward the executive officers of the Company who personally contributed to the successful acquisition, growth (including the establishment of The Endowment Fund), and disposition of Endowment Advisers and Salient Partners between 2003 and 2008 and to incentivize such executive officers to ensure that the Company realizes the full purchase price. The supplemental executive bonus plan awards an aggregate amount equal to 7.5% of the actual consideration received by the Company in connection with the disposition of its interest in Endowment Advisers and Salient Partners in individual awards to Messrs. Ball, Morris, Sanders, Berry, and McMaken, and Robert E. Garrison II. Aggregate payments of $994,436 were distributed under this plan in 2009.

•	Long-Term Incentive Compensation

In February 2010, for 2009 performance, the Compensation Committee granted restricted stock awards of 20,000 shares to Mr. Edelman, 10,000 shares to Mr. Ball, Mr. Berry, and Mr. McMaken, and 5,000 shares to Mr. Morris.

Chief Executive Officer Compensation

Mr. Morris served as Chief Executive Officer from January 1, 2009 to May 27, 2009. For 2009, the Compensation Committee established Mr. Morris’ base salary at an annual rate of $225,000, a level which it believes is appropriate based on comparisons with financial services firms of similar size to the Company. In February 2010, Mr. Morris was awarded a discretionary bonus of $75,000, of which $18,750 has been paid, and granted a restricted stock award of 5,000 shares. Mr. Ball was elected Chief Executive Officer on May 27, 2009. For 2009, the Compensation Committee established Mr. Ball’s base salary at an annual rate of $225,000. For 2010, the Compensation Committee has established Mr. Ball’s base salary at an annual rate of $425,000, a level which it believes is appropriate based on comparisons with financial services firms of similar size to the Company following the aforementioned review. In February 2010, Mr. Ball was awarded a discretionary bonus of $350,000, of which $87,500 has been paid and the balance of which is subject to Mr. Ball’s continued employment on the date of payment and granted a restricted stock award of 10,000 shares. For 2009, Mr. Morris and Mr. Ball received payments of $293,907 and $345,435 under the 2009 supplemental executive bonus plan described above.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee has assessed the Company’s compensation programs and has concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. The compensation policies and practices are centrally designed and administered, and are substantially identical at each business unit. Individual registered representatives are paid primarily on a percentage of fees or commissions generated by their client accounts. Senior officers and managers are generally paid a salary and participate in an annual incentive compensation plan, which provides for payments in both cash and restricted stock units. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals.

Based on the foregoing, the Compensation Committee believes that the Company’s compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. The Committee also believes that the Company’s incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the Company’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of the Company; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Summary

The Compensation Committee believes our executive compensation policies and programs effectively serve the interests of the Company and our shareholders. The various compensation vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to our overall future success, thereby enhancing the Company’s value for our shareholders’ benefit.

The Compensation Committee will continue to monitor the effectiveness of our total compensation programs to meet the Company’s current needs.

Report of the Compensation Committee

The Compensation Committee establishes and oversees the design and functioning of our executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management of Sanders Morris Harris Group Inc. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2010 Annual Meeting of Shareholders.

Charles L. Duncan, III
Scott B. McClelland

Compensation Committee Interlocks and Insider Participation

Mr. Duncan and Mr. McClelland served on the Compensation Committee in 2009. No director or executive officer of the Company serves on the compensation committee or the board of directors of any company for which Mr. Duncan or Mr. McClelland serve as executive officers or directors.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)(1)		Option Awards ($)		All Other Compensation ($)(2)			Total ($)
George L. Ball, Chairman and Chief Executive Officer	2009 2008 2007	$225,000 225,000 225,000	$345,435 — —	$	— — —	$	— — —	$	— — 10,000	(3)	$570,435 225,000 235,000

Ric Edelman, President(4)	2009	600,000	—		—		—		—		600,000

Ben T. Morris, Chief Executive Officer(5) and Vice Chairman	2009 2008 2007	150,000 225,000 225,000	293,907 — —		— — —		— — —		— — —		443,096 225,000 225,000

Rick Berry, Chief Financial Officer	2009 2008 2007	220,000 220,000 208,750	89,838 100,000 75,000		— 133,950 96,278		— — —		— — —		309,838 453,950 380,028

Don A. Sanders, Vice Chairman	2009 2008 2007	414,583 450,000 450,000	251,227 — —		— — —		— — —		— — —		665,810 450,000 450,000

Bruce R. McMaken Executive Vice President	2009 2008 2007	220,000 217,000 198,500	67,339 52,199 114,223		— 133,950 48,668		— — —		27,533 25,590 14,646	(6) (6) (6)	314,872 428,739 376,037

(1)	This column represents the dollar amount recognized for financial reporting purposes each year. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For restricted stock awards, fair value is calculated using the closing price of SMHG stock on the date of grant. For additional information refer to note 11 of the SMHG financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that may be recognized by the named executive officer.
(2)	This column excludes any perquisites and other personal benefits, securities, or properties, in the aggregate, of less than $10,000 per person.
(3)	Represents a commission paid on a securities transaction.
(4)	Mr. Edelman was elected President on January 29, 2009.
(5)	Mr. Morris served as Chief Executive Officer until May 27, 2009.
(6)	Includes the named executive officer’s allocable share of profits earned from the sale of shares realized upon the exercise of stock purchase warrants received as underwriting compensation and held as an investment by our broker-dealer affiliate and for 2008 and 2009 fees related to his activities as a manager of entities related to The M.D. Anderson Proton Therapy Center.

Grants of Plan-Based Awards in 2009

No option or restricted stock awards were made to any of the named executive officers in 2009.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards					Stock Awards
Name of Executive	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Ball	02/01/00	25,000	—	—	$4.438	02/01/10	—		$—	—	$—
Mr. Morris	02/01/00	25,000	—	—	4.438	02/01/10	—		—	—	—
Mr. Berry	02/22/05 03/01/06 02/28/07 02/29/08	— — — —	— — — —	— — — —	— — — —	— — — —	2,000 640 4,550 7,500	(1) (1) (3) (4)	11,000 3,520 25,025 41,250	— — — —	— — — —
Mr. Sanders	02/01/00	30,000	—	—	4.438	02/01/10	—		—	—	—
Mr. McMaken	02/01/00 02/22/05 02/28/07 03/14/08	15,000 — — —	— — — —	— — — —	4.438 — — —	02/01/10 — — —	— 2,000 2,300 10,000	(1) (3) (5)	— 11,000 12,650 55,000	— — — —	— — — —

(1)	Restricted stock awards vest 60% on the third anniversary of the grant date, 80% on the fourth anniversary of the grant date, and 100% on the fifth anniversary of the grant date.
(2)	Based on closing price of SMHG common stock on December 31, 2009.
(3)	Restricted stock awards vest 25% on the first anniversary of the grant date, 50% on the second anniversary of the grant date, 75% on the third anniversary of the date of grant, and 100% on the fourth anniversary of the grant date.
(4)	Restricted stock awards vest 50% on the first anniversary of the grant date, 75% on the second anniversary of the grant date, and 100% on the third anniversary of the date of grant.
(5)	Restricted stock awards vest one-third on the first anniversary of the grant date, two-thirds on the second anniversary of the grant date, and 100% on the third anniversary of the date of grant.

Option Exercises and Stock Vested in 2009

	Option Awards		Stock Awards
Name of Executive	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mr. Ball	—	$—	—	$—
Mr. Edelman	—	—	—	—
Mr. Morris	—	—	—	—
Mr. Berry	—	—	12,735	53,831
Mr. Sanders	—	—	—	—
Mr. McMaken	—	—	8,150	32,749

(1)	Reflects the difference between the closing price of SMHG stock on the date of exercise and the exercise or base price of the options, multiplied by the number of shares acquired on exercise.
(2)	Reflects the number of shares acquired on vesting multiplied by the closing price of SMHG stock on the vesting date.

Pension Benefits, and Nonqualified Deferred Compensation

The Company does not maintain or participate in any plan that provides retirement or pension payments or benefits to the named executive officers or any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments on Termination or Change-in-Control

As described in Compensation Discussion and Analysis, none of the named executive officers other than Mr. Edelman have an individual employment, severance, or change in control agreement with the Company. The SMHG 1998 Incentive Plan provides that all outstanding unvested stock options, restricted stock awards, and stock appreciation rights (SARs) will become fully vested and immediately and fully exercisable in the event of a change of control of the Company. For these purposes, a “change of control” includes (a) an acquisition by a person of 30% or more of the total voting power of all of the Company’s outstanding securities, (b) a change in a majority of the members of the Board of Directors, (c) the Company is a party to a merger, plan of reorganization, consolidation, or share exchange in which it is not the surviving entity, or (d) the shareholders of the Company approve a merger, plan of reorganization, consolidation, or share exchange and following such transaction shareholders of the Company immediately prior thereto represent 50% or less of the combined voting power of the surviving entity.

The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the named executive’s employment had terminated or a change in control had occurred at December 31, 2009, given the named executive’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Company’s stock price.

If one of the named executive officers were to die or become disabled, any unexercisable options granted a year or more before the date of that event may, depending on the terms of the particular award, become exercisable and remain exercisable until the earlier of one year from the date of death or the expiration date of the grant. Remaining restrictions on restricted stock awards that were awarded at least a year prior to the event may lapse immediately in some cases, depending on the terms of the particular award. For these purposes, “disability” generally means total disability, resulting in the named executive officer being unable to perform his job.

None of the named executive officers holds any unexercisable options and only Mr. Berry and Mr. McMaken hold any unvested restricted stock awards that would become fully vested upon a change in control. Mr. Berry and Mr. McMaken own, respectively 14,690 and 14,300 shares of restricted stock, which would fully vest upon a change of control. Assuming a change of control occurred on December 31, 2009, the estimated amount payable to Mr. Berry and Mr. McMaken upon accelerated vesting of the restricted stock awards would be $80,795 and $78,650, respectively.

Compensation of Non-Executive Directors

Currently, our non-executive directors receive (a) an annual retainer of $8,000 or, at the director’s option, shares of restricted common stock equal to $8,000 divided by two-thirds of the average closing price of our stock for the 20 trading days ending on the day before the grant date, (b) an award of 2,000 shares of restricted stock, and (c) $1,500 for each meeting of our Board of Directors attended, $1,000 for each Executive Committee meeting attended, and $750 for any other committee meeting attended. Each non-executive director committee chairman receives an additional annual retainer of $2,000 or, at the director’s option, shares of restricted common stock equal to $2,000 divided by two-thirds of the average closing price of our stock for the 20 trading days ending on the day before the grant date.

Name	Fee Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Richard E. Bean	$11,250	$27,063	(4)	$—	$—	$—	$—	$38,313
Charles W. Duncan, III	12,000	27,063	(4)	—	—	—	—	39.063
Scott B. McClelland	9,750	23,780	(5)	—	—	—	—	33,530
Albert W. Niemi, Jr.	5,250	27,063	(4)	—	—	—	—	32,313
W. Blair Waltrip	7,500	23,780	(5)	—	—	—	—	31,280

(1)	Amounts in this column reflect amounts paid in cash in 2009.
(2)	Amounts in this column reflect 2009 retainer and meeting fees paid in shares of restricted stock at the election of the director. All amounts deferred result in the issuance of shares of restricted stock equal in value to the Nasdaq closing price of SMHG common stock on May 21, 2009. This column represents the dollar amount recognized for financial reporting purposes for 2009. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For restricted stock awards, fair value is calculated using the closing price of SMHG stock on the date of grant. For additional information refer to note 11 of the SMHG financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that may be recognized by the name executive officer.
(3)	This column excludes any perquisites and other personal benefits, securities, or properties, in the aggregate, of less than $10,000 per person.
(4)	Includes 3,087 shares of restricted stock that vest 50% on the first anniversary of the grant date, 75% on the second anniversary of the grant date, and 100% on the third anniversary of the grant date and 2,000 shares of restricted stock that vest 100% on the first anniversary of the grant date. The fair value on the date of grant was $5.32.
(5)	Includes 2,470 shares of restricted stock that vest 50% on the first anniversary of the grant date, 75% on the second anniversary of the grant date, and 100% on the third anniversary of the grant date and 2,000 shares of restricted stock that vest 100% on the first anniversary of the grant date. The fair value on the date of grant was $5.32.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table shows the number of shares of our common stock beneficially owned by each director, executive officer, and five percent shareholder known to us, and by all directors and executive officers as a group. The table shows ownership at March 31, 2010.

Directors and executive officers as a group beneficially own approximately 30.8% of our outstanding common stock. For purposes of reporting total beneficial ownership, shares of common stock which may be acquired through stock option exercises that have vested or will vest within 60 days following March 31, 2010, are included.

The information in this section is based on information required to be reported and filed with the SEC under Sections 13 and 16 of the Securities Exchange Act of 1934. The number of shares beneficially owned by each entity, person, director, or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.

Name	Number of Common Shares Beneficially Owned		Percent of Class
Fredric M. Edelman(1)	3,218,637	(2)	10.7
Don A. Sanders(3)	3,161,158	(4)	10.6
Fletcher Asset Management, Inc.(5)	2,375,776	(5)	7.9
Royce & Associates, LLC (6)	1,584,676	(6)	5.3
T. Rowe Price Associates, Inc. (7)	1,567,325	(7)	5.2
George L. Ball	1,112,639	(8)	3.7
Ben T. Morris	982,938	(9)	3.3
W. Blair Waltrip	350,096	(10)	1.2
Bruce R. McMaken	152,241	(11)	*
Richard E. Bean	70,900	(12)	*
Rick Berry	50,803	(13)	*
Charles W. Duncan, III	42,020	(14)	*
John T. Unger	39,100	(15)	*
Scott B. McClelland	30,228	(16)	*
Albert W. Niemi, Jr. Ph.D.	22,064	(17)	*
All directors and executive officers as a group (12 persons)	9,232,824	(18)	30.8

*	Less than 1% of outstanding shares.
(1)	Has a principal business address of 4000 Legato Road, 9th Floor Fairfax, Virginia 22033.
(2)	Includes 3,153,288 shares owned by The Edelman Financial Center, Inc. and 15,000 restricted shares.
(3)	Has a principal business address of 600 Travis, Suite 5800, Houston, Texas 77002.
(4)	Includes 3,000 shares owned by Mr. Sanders’ wife, 20,790 shares owned by the Tanya Jo Drury Trust of which Mr. Sanders is co-trustee, 1,200,786 shares held in client brokerage accounts over which he has shared dispositive power. Mr. Sanders disclaims beneficial ownership of all shares held in client brokerage accounts over which he has shared dispositive power.
(5)	As reported in a Schedule 13G filed January 19, 2010, Fletcher Asset Management, Inc. holds voting and dispositive power over 2,375,776 shares on behalf of advisory clients including warrants to purchase 1,304,347 shares. Fletcher Asset Management Inc.’s principal business address is 48 Wall Street, Fifth Floor, New York, New York 10005.
(6)	As reported in a Schedule 13G filed January 26, 2010, Royce & Associates, LLC holds voting and dispositive power over 1,584,676 shares on behalf of advisory clients. Royce & Associates, LLC’s principal business address is 1414 Avenue of the Americas, New York, New York 10019.
(7)	As reported in a Schedule 13G/A filed February 11, 2010, T. Rowe Price Associates, Inc. holds voting power over 156,525 shares and dispositive power over 1,567,325 shares on behalf of advisory clients. T. Rowe Price Associates, Inc.’s principal business address is 100 E. Pratt Street, Baltimore, Maryland 21202.
(8)	Includes 7,500 shares of restricted stock and 25,551 shares owned by Mr. Ball’s wife and 6,000 shares owned by the Bonner S. Ball Family Trust Agency.
(9)	Includes 3,750 shares of restricted stock.
(10)	Includes 15,000 shares issuable on exercise of stock options, 5,680 shares of restricted stock, 255,806 shares owned by the William Blair Waltrip Trust, of which Mr. Waltrip is the trustee and beneficiary, 26,250 shares owned by the Robert L. Waltrip 1992 Trust #1, of which Robert L. Waltrip, Jr., Mr. Waltrip, and Holly Waltrip Benson are co-trustees, 28,000 shares owned by the Waltrip 1987 Grandchildren’s Trust for the benefit of the grandchildren of R. L. Waltrip, of which Mr. Waltrip and Robert L. Waltrip act as co-trustees, and as to which Mr. Waltrip disclaims beneficial ownership, and 3,000 shares owned by the William Blair Waltrip Children’s Trust, of which Mr. Waltrip is a Trustee, and as to which he disclaims beneficial ownership.

(11)	Includes 13,650 shares of restricted stock.
(12)	Includes 10,000 shares issuable on exercise of stock options and 6,297 shares of restricted stock.
(13)	Includes 13,845 shares of restricted stock.
(14)	Includes 10,000 shares owned by the Duncan Investors Partnership. Mr. Duncan disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 5,000 shares issuable on exercise of stock options and 6,056 shares of restricted stock.
(15)	Includes 10,000 shares issuable on exercise of stock options and 8,775 shares of restricted stock.
(16)	Includes 5,000 shares issuable on exercise of stock options and 5,439 shares of restricted stock.
(17)	Includes 5,000 shares issuable on exercise of stock options and 6,297 shares of restricted stock.
(18)	Includes 50,000 issuable on exercise of stock options, 92,289 shares of restricted stock, and 1,200,786 shares held in client brokerage accounts over which Mr. Sanders has shared dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on our records, we believe that during 2009 all our directors, officers, and 10% or greater beneficial owners timely filed all required Section 16(a) reports, with the exception of Form 4s to report the grant of restricted stock awards of 5,087 shares to Mr. Bean, Mr. Duncan, and Mr. Niemi and 4,470 shares to Mr. McClelland and Mr. Waltrip in May 2009 which were filed late.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our general counsel is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction.

Related Person Transactions

On occasion our directors, officers, and employees co-invest with our clients. Consequently, it is often the case that certain of our officers, directors, shareholders, and employees own securities of our clients for whom SMH has placed or underwritten securities and/or with whom SMH or SMH Capital Advisors, Inc. has a financial advisory relationship, which in some cases may, individually or in the aggregate, exceed 1% of the outstanding securities of such clients.

On May 10, 2005, the Company entered into a Reorganization and Purchase Agreement with The Edelman Financial Center, Inc. and Mr. Edelman pursuant to which the Company acquired a 51% interest in The Edelman Financial Center, LLC (“EFC”), one of the leading financial planning firms in the country. The Company paid $24.8 million, in a combination of cash and shares of the Company’s common stock, for a 51% membership interest in EFC, including contingent consideration of $4.8 million paid in 2006. In May 2008, the Company purchased an additional 25% membership interest for an additional payment of $44.4 million in a combination of cash and the Company’s common stock. In December 2006, the Company entered into a Letter Loan Agreement and Letter Agreement with Edelman Financial Advisors, LLC (“EFA”), pursuant to which the Company agreed to loan up to $20,000,000 to EFA and acquired a 10% member interest in EFA. Pursuant to a letter agreement dated as of January 1, 2009, the Company purchased an additional 66% member interest in EFA from Mr. Edelman in exchange for a payment of $25,500,000 in cash and a note for $10,000,000 (which was repaid in December 2009). Subsequently, EFC was merged with and into and EFA.

Certain of our directors and officers have brokerage accounts at our broker dealer affiliate. Transactions in such accounts are offered on substantially the same terms as those offered to other similarly-situated clients who are neither directors nor employees.

PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT

OF THE LONG-TERM INCENTIVE PLAN

General

Since 1998, the Company has had in effect the Sanders Morris Harris Group Inc. 1998 Incentive Plan (the “Plan”), which is used to grant equity compensation to directors, officers, employees, and consultants. The Plan was designed to attract and retain selected key employees, consultants, and outside directors, encourage their commitment, motivate their performance, facilitate their obtaining ownership interests in us (aligning their personal interests to those of our shareholders) and enable them to share in our long-term growth and success. The Board of Directors believes the Plan has been effective in providing such incentive. The Board of Directors also believes that for the Company to continue to attract and retain outstanding individuals, it must continue to have an incentive plan of this type in place.

On February 18, 2010, the Compensation Committee and the Board approved the amendment and restatement of the Plan, subject to shareholder approval, to (1) extend the life of the plan indefinitely, (2) provide for the issuance of restricted stock units in addition to shares of restricted stock, (3) increase the minimum number of shares reserved for issuance under the Plan from 4,000,000 to 4,500,000, and (4) conform the Plan to various changes in law since its original adoption in 1998.

The shares still available for grant under the 1998 Plan (2,797,240 as of December 31, 2009) will be available for grant under the Plan as amended and restated.

Summary of the Plan

The description below summarizes the material features of the Plan including the proposed amendment. The summary is not complete and is qualified by reference to the Plan, as proposed to be amended and restated, a copy of which has been attached as Appendix A hereto. Certain capitalized terms used in the following discussion are defined in the Plan.

Shares Subject to Plan

Under the Plan, we may issue Awards covering at any one time an aggregate of the greater of (1) 4,500,000 shares of our common stock and (2) 25% of the total number of shares of our common stock from time to time outstanding. No more than 4,500,000 shares of our common stock will be available for incentive stock options. Subject to adjustment as provided below, the maximum aggregate number of shares of our common stock that may be granted or that may vest, as applicable, in any calendar year pursuant to any Award held by any individual Covered Employee (as defined in the Plan) is 4,500,000 shares. The number of securities available under the Plan and outstanding Awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions or resulting from a change in applicable laws or other circumstances.

Administration

The Plan is administered by the compensation committee of our Board of Directors. The Committee consists only of non-employee directors, each of whom is (1) an “outside director” under Section 162(m) of the Internal Revenue Code, (2) a “non-employee director” under Rule 16b-3 under the Exchange Act, and (3) an “independent director” under applicable Nasdaq Stock market rules. The Committee may delegate to our chief financial officer or other of our senior officers its duties under the Plan, except for the authority to grant Awards to directors and officers or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code. In the case of an Award to an outside director, the Board of Directors acts as the Committee. Subject to the express provisions of the Plan, the Committee is authorized to, among other things, select grantees under the Plan and determine the size, duration, and type, as well as the other terms and conditions (which need not be identical), of each Award. The Committee also construes and interprets the Plan and any related agreements. All determinations and decisions of the Committee are final, conclusive, and binding on all parties. We will indemnify members of the Committee against any damage, loss, liability, cost, or expenses in connection with any claim by reason of any act or failure to act under the Plan, except for an act or omission constituting willful misconduct or gross negligence.

Eligibility

All employees, including officers (whether or not they are directors), consultants, and non-employee directors are eligible to participate in the Plan. On April 1, 2010, there were approximately 560 employees, five non-employee directors, and 15 consultants eligible to participate in the Plan.

Types of Awards

Under the Plan, the Committee may grant “Awards,” which can be (1) incentive stock options, as defined in Section 422 of the Internal Revenue Code, (2) “nonstatutory” stock options, (3) stock appreciation rights, (4) shares of restricted stock and restricted stock units, (5) performance units and performance shares, (6) other stock-based awards, and (7) supplemental payments dedicated to the payment of income taxes. The terms of each Award will be reflected in an incentive agreement between us and the participant.

Options

Generally, options must be exercised within 10 years of the grant date. Incentive stock options may be granted only to employees, and the exercise price of each incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee has the discretion to determine the exercise price of each nonstatutory stock option granted under the Plan. To the extent the aggregate fair market value of shares of our common stock for which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, those options must be treated as nonstatutory stock options.

The exercise price of each option is payable in cash or, in the Committee’s discretion, by the delivery of shares of common stock owned by the option holder, or the withholding of shares that would otherwise be acquired on the exercise of the option, or by any combination of the two.

Stock Appreciation Rights

Upon the exercise of a stock appreciation right, the holder will receive cash, shares of our common stock, or both in combination, as specified in the related Incentive Agreement, the aggregate value of which equals the amount by which the fair market value per share of our common stock on the exercise date exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or independently of a stock option. Appreciation rights are subject to such terms and conditions and are exercisable at such times as determined by the Committee, but the exercise price per share must be at least the fair market value of a share of common stock on the date of grant. The value of a stock appreciation right may be paid in cash, shares of common stock, or both in combination, as determined by the Committee.

Restricted Stock and Restricted Stock Units

Each restricted stock award granted must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Subject to the terms of an award agreement, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

The Committee may grant restricted stock units which represent a right to receive shares of common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the Company. The Committee may grant restricted stock unit awards subject to the attainment of specific financial or non-financial performance objectives, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. The Company may pay the fair market value either in cash or in shares of common stock. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle a participant to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid with respect to common stock.

Performance Units and Performance Shares

Performance units and performance shares may be granted only to employees and consultants. For each performance period (to be determined by the Committee), the Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares, and their contingent values. The values may vary depending on the degree to which such objectives are met.

Other Stock-Based Awards

Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of our common stock. Subject to the terms of the Plan, the Committee may determine any terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by us shall be either (1) no consideration other than services actually rendered or to be rendered (in the case of the issuance of shares) or (2) in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

Payment or settlement of other stock-based awards will be in shares of our common stock or in other consideration related to such shares.

Supplemental Payments for Taxes

The Committee may grant, in connection with an Award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by the grantee with respect to the Award and the receipt of the supplemental payment.

Termination of Employment and Change in Control

Except as otherwise provided in the applicable incentive agreement, if a participant’s employment or other service with us (or our subsidiaries) is terminated other than due to his death, Disability, Retirement, or for Cause (each capitalized term being defined in the Plan), his then exercisable Options will remain exercisable for 60 days after termination. If his termination is due to Disability or death, his then exercisable Options will remain exercisable for one year following termination. On retirement, his then exercisable Options will remain exercisable for six months (except for incentive stock options, which will remain exercisable for three months). On a termination for Cause, all his Options will expire at the opening of business on the termination date.

Upon a Change in Control, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and stock appreciation rights may become immediately exercisable, and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full, at the discretion of the Committee. These provisions could in some circumstances have the effect of an “anti-takeover” defense because, as a result of these provisions, a Change in Control could be more difficult or costly.

Awards Nontransferable

No Award may be assigned, sold, or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any lien, assignment, or charge. An Award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian.

Amendment and Termination

The Plan has an indeterminate term. However, under applicable rules of the Nasdaq Stock Market , so long as the Plan has an indeterminate term it must be ratified by the Company’s shareholders at least once every ten years. The Board of Directors may amend or terminate the Plan at any time. However, the Plan may not be amended, without shareholder approval, if the amendment would (1) increase the number of shares of common stock which may be issued under the Plan, except in connection with a recapitalization of our common stock, (2) amend the eligibility requirements for employees to purchase our common stock under the Plan, or (3) extend the term of the Plan. Without a participant’s consent, no termination or amendment of the Plan shall adversely affect in any material way any outstanding Award previously granted to him.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. The recipient of an incentive stock option recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Option recipients who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the option holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits which may arise with respect to option holders subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are generally referred to as nonstatutory stock options and have no special tax status. An option holder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an option holder is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the option holder’s termination of service) and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the option holder may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Compensation Committee or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Plan Benefits

The grant of Awards under the Plan to employees, consultants, and outside directors, including the Chief Executive Officer, Chief Financial Officer, and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer, is subject to the discretion of the Compensation Committee of the Board of Directors. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the Plan. Therefore, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the Plan or that would have been granted during 2009 had the Plan been in effect.

The following table sets forth information with respect to Awards granted under the Plan in 2009 to (a) all current executives as a group, (b) all current directors who are not executive officers of the Company as a group, and (c) all employees, including all current officers who are not executive officers, as a group.

Sanders Morris Harris Group Inc. Long-Term Incentive Plan
Participant	Dollar Value ($)		Shares of Restricted Stock (#)
Executive Group	$—		—
Non-Executive Director Group	128,749	(1)	24,201	(1)
Non-Executive Officer Employee Group	1,394,262		298,479

(1)	Non-executive directors receive (a) an annual retainer of $8,000 or, at the director’s option, shares of restricted common stock equal to $8,000 divided by two-thirds of the average closing price of our stock for the 20 trading days ending on the day before the grant date and (b) an award of 2,000 shares of restricted stock. In addition, each non-executive director committee chairman receives an additional annual retainer of $2,000 or, at the director’s option, shares of restricted common stock equal to $2,000 divided by two-thirds of the average closing price of our stock for the 20 trading days ending on the day before the grant date. The Plan also provides for additional benefits in the form of options, performance awards, stock appreciation rights, and other stock-based awards. To date, these types of awards have not been utilized and the non-executive directors would not have been eligible for automatic grant of any such awards.

Securities Authorized for Issuance Under Equity Compensation Plans

For our equity compensation plans, the following table shows, at the end of fiscal year 2009, (a) the number of securities to be issued upon the exercise of outstanding options, warrants, and rights, (b) the weighted-average exercise price of such options, warrants, and rights, and (c) the number of securities remaining available for future issuance under the plans, excluding those issuable upon exercise of outstanding options, warrants, and rights.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	601,141	$9.95	2,797,240	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	601,141	$9.95	2,797,240

(1)	The number of shares of our common stock available for incentive awards under out 1998 Incentive Plan is the greater of 4,000,000 shares or 25% of the total number of shares of our common stock from time to time outstanding.

The Board of Directors recommends a vote FOR the amendment and restatement of the Long-Term Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

In June 2009, the Audit Committee of the Board of Directors appointed Grant Thornton LLP as our independent public accounting firm and as auditors of our consolidated financial statements for 2009. Prior to June 2009, KPMG LLP (“KPMG”) served as our independent registered public accounting firm since 2002. The Audit Committee has appointed Grant Thornton LLP as our independent registered accounting firm and independent auditors for 2010, subject to ratification by our shareholders. At the Annual Meeting, the shareholders are being asked to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2010. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders. A representative of Grant Thornton LLP is expected to be at the annual meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes and will be available to respond to appropriate questions from shareholders.

In June 2009, the Audit Committee completed a review of the appointment of the Company’s independent registered public accounting firm. The Audit Committee conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the remainder of 2009. The Audit Committee invited several firms to participate in this process, including KPMG, the Company’s independent registered public accounting firm since 2002.

As a result of this process and following careful deliberation, on June 25, 2009, the Audit Committee engaged Grant Thornton LLP as the Company’s independent registered public accounting firm for the remainder of 2009, and dismissed KPMG from that role.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for 2008 contained an explanatory paragraph that stated “As discussed in Note 1 to the consolidated financial statements, the Company changed it method of accounting for certain securities owned in 2008 due to the adoption of FASB Statement No. 157, Fair Value Measurements.” The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2008 and through June 25, 2009, there were no “disagreements” (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K promulgated by the SEC) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. During the two fiscal years ended December 31, 2008 and through June 25, 2009, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the disclosures it made in a Current Report on Form 8-K prior to the time such Report on Form 8-K was filed with the SEC. We requested that KPMG furnish us with a letter addressed to the SEC stating whether or not KPMG agreed with the statements made in the Report on Form 8-K. A copy of KPMG’s letter dated July 13, 2009, was attached as Exhibit 16.1 to an amendment to the Report on Form 8-K.

The following table sets forth the fees accrued or paid to the Company’s independent registered public accounting firms for the years ended December 31, 2009 and 2008:

	Grant Thornton LLP	KPMG LLP
	2009	2009	2008
Audit fees(1)	$646,121	$150,191	$1,1086,165
Audit-related fees
Tax fees(2)	28,461	—	36,000
All other fees

Total	$674,582	$150,191	$1,144,165

(1)	Audit fees consisted of fees for the audit of SMHG’s consolidated annual financial statements and its internal control over financial reporting, the review of interim financial statements in SMHG’s quarterly reports on Form 10-Q, and the performance of audits in accordance with statutory requirements.
(2)	Tax fees consisted of fees for U.S. tax compliance and related planning and for tax consulting and advisory services.

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor, Grant Thornton LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Grant Thornton LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Grant Thornton LLP which are not encompassed by the Audit Committee’s annual pre-approval requirement and are not prohibited by law. For 2009, 100% of the tax services and related fees were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors has furnished the following report:

The Board has determined that each member of the committee is “independent,” as defined in the Nasdaq listing standards and SEC Rules. As required by its charter, the committee has performed its annual evaluation of the committee’s performance and the adequacy of its charter, including compliance with applicable law and Nasdaq listing standards, and determined that the committee adequately performed its duties and responsibilities set forth in its charter and that no changes to its charter were required.

As noted in the committee’s charter, the Company’s management is responsible for preparing the Company’s consolidated financial statements. Our independent auditors are responsible for auditing the consolidated financial statements. The activities of the committee are in no way designed to supersede or alter those traditional responsibilities. The committee’s role does not provide any special assurances with regard to the Company’s consolidated financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The committee has reviewed and discussed the audited consolidated financial statements for 2009 with management. The committee also met with the independent auditors, with and without management present, to discuss the results of their audit and their evaluation of our internal controls. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from Sanders Morris Harris Group.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited consolidated financial statements for 2009 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for 2010 and has submitted the appointment for shareholder ratification.

Richard E. Bean
Charles W. Duncan, III
Albert W. Niemi, Jr. Ph.D.

OTHER MATTERS

Our Board of Directors is not aware of any other matter to be presented for action at the meeting. If another matter requiring a vote of the shareholders arises, the proxy holders will vote in their best judgment.

ANNUAL REPORT ON FORM 10-K

Our financial statements for 2009 are included in our Annual Report, which is being delivered with this proxy statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. Additional copies of our Annual Report and our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC (excluding exhibits, unless such exhibits have been specifically incorporated by reference therein) are available without charge upon request. Please direct your request to Sanders Morris Harris Group Inc., Attention: Investor Relations, 600 Travis, Suite 5800, Houston, Texas 77002. You also may obtain our Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov.

Houston, Texas

April 15, 2010

Exhibit A

SANDERS MORRIS HARRIS GROUP INC.

LONG-TERM INCENTIVE PLAN

(As proposed to be Amended and Restated at the 2010 Shareholders Meeting)

SECTION 1.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE, AND BENEFITS

1.1	Purpose

The Plan was originally adopted by Sanders Morris Harris Group Inc. (then known as Pinnacle Global Group, Inc.) (the “Company”) effective as of October 1, 1998. The Board approved an amendment to the Plan on April 23, 2002, and the Company’s shareholders approved such amendment on May 30, 2002. The Board approved an additional amendment and restatement of the Plan on February 18, 2010, subject to shareholder approval.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Affiliates and Subsidiaries and to increase shareholder value by: (a) encouraging the commitment of selected key Employees, Consultants, and Outside Directors, (b) motivating superior performance of key Employees, Consultants, and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants, and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s shareholders, (d) attracting and retaining key Employees, Consultants, and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants, and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

1.2	Definitions

The following terms shall have the meanings set forth below:

(a) Affiliate. Any (i) entity that, directly or indirectly through one or more intermediary entities, is controlled by the Company and (ii) entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b) Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

(d) Authorized Officer. The Chairman of the Board or the Chief Executive Officer of the Company or any other senior officer of the Company to whom either of them delegate the authority to execute any Award Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Award Agreement for himself.

(e) Award. A grant of an award under the Plan to a Participant, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

(f) Award Agreement. The written agreement entered into between the Company and the Participant setting forth the terms and conditions pursuant to which an Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

(g) Board. The Board of Directors of the Company.

(h) Cause. When used in connection with the termination of a Participant’s Employment, shall mean the termination of the Participant’s Employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform the material duties assigned to him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Participant, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

(i) Change in Control. Any of the events described in and subject to Section 6.7.

(j) Code. The Internal Revenue Code of 1986, as amended from time to time, and the regulations and other authority promulgated thereunder by the appropriate governmental authority.

(k) Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill (i) the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, (ii) the “outside director” requirements of Section 162(m) of the Code, and (iii) are independent within the meaning of the rules of the Nasdaq Stock Market and the Company’s director independence standards. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal, or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraph, the term “Committee” as used in the Plan with respect to any Award for an Outside Director shall refer to the entire Board. In the case of an Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Award, and any actions as to such Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(l) Common Stock. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified, or recapitalized.

(m) Company. Sanders Morris Harris Group Inc., a Texas corporation and any successor in interest thereto.

(n) Consultant. An independent agent, consultant, attorney, an individual who provides services to the Company or any Affiliate or subsidiary as an independent contractor, an individual who has agreed to become an Employee or provide services to the Company or an Affiliate or Subsidiary, or any other individual who is not an Outside Director or employee of the Company (or any Affiliate or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute materially to the growth or financial success of the Company (or any Affiliate or Subsidiary).

(o) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

(p) Deferred Stock. Shares to be issued or transferred to a Participant under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Award Agreement pertaining thereto.

(q) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Participant is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to an examination by such physician upon request.

(r) Employee. Any employee of the Company (or any Affiliate or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is one of a select group of executive officers, other officers, or other key personnel of the Company (or any Affiliate or Subsidiary), who is in a position to contribute materially to the growth and development and to the financial success of the Company (or any Affiliate or Subsidiary), including, without limitation, officers who are members of the Board.

(s) Employment. Employment by the Company (or any Affiliate or Subsidiary), or by any corporation issuing or assuming an Award in any transaction described in Section 424(a) of the Code, or by a Affiliate corporation or a subsidiary corporation of such corporation issuing or assuming such Award, as the Affiliate-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by any Affiliate or Subsidiary, nor the transfer of a Participant from Employment by any Affiliate or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Participant returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

Unless otherwise provided in the Award Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory services performed by a Consultant for the Company (or any Affiliate or Subsidiary) and (ii) membership on the Board by an Outside Director.

(t) Exchange Act. The Securities Exchange Act of 1934, as amended from time to time.

(u) Fair Market Value. With respect to Shares, (i) the closing sales price on the immediately preceding business day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the Nasdaq Stock Market, or (iii) if not quoted on the Nasdaq Stock Market, the average of the closing bid and asked prices for a Share as quoted by the Pink Sheets LLC or the OTC Bulletin Board. If there was no public trade for the Shares on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Shares is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances. With respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(v) Incentive Stock Option. A Stock Option granted under Section 2 that is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(w) Independent SAR. A Stock Appreciation Right described in Section 2.5.

(x) Insider. An individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(y) Nonstatutory Stock Option. A Stock Option granted under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(z) Option Price. The exercise price at which a Share may be purchased by the recipient of a Stock Option.

(aa) Other Stock-Based Award. An award granted under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(bb) Outside Director. A member of the Board who is not, at the time of grant of an Award, an employee of the Company or any Affiliate or Subsidiary.

(cc) Participant. Any Employee, Consultant, or Outside Director who is granted an Award under the Plan.

(dd) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Participant’s right to and the payment value of any Performance Unit, Performance Share, or Other Stock-Based Award.

(ff) Performance Share or Performance Unit. An Award representing a contingent right to receive cash or Shares (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock or Restricted Stock, and, in the case of Performance Units, is denominated in cash values.

(gg) Plan. The Sanders Morris Harris Group Inc. Long-term Incentive Plan as set forth herein and as it may be amended from time to time.

(hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ii) Restricted Stock. Shares issued or transferred to a Participant pursuant to Section 3.

(jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Participant.

(kk) Restricted Stock Unit. A contractual right granted under Section 3 that is denominated in Shares, each of which represents a right to receive the value of a Share (or a percentage of such value, which percentage may be higher than 100%) on the terms and conditions set froth in the Plan and the applicable Award Agreement.

(ll) Restriction Period. The period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

(mm) Retirement. The voluntary termination of Employment from the Company or any Affiliate or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Award Agreement.

(nn) Securities Act. The Securities Act of 1933, as amended from time to time.

(oo) Share. A share of the Common Stock of the Company.

(pp) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

(qq) Spread. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

(rr) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

(ss) Stock Option or Option. an Incentive Stock Option granted to an Employee, or a Nonstatutory Stock Option granted to an Employee, Consultant, or Outside Director.

(tt) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(uu) Supplemental Payment. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Participant resulting from an Award.

(vv) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

(ww) 2002 Amendment Date. May 30, 2002.

1.3	Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to:

(i)	designate Participants;

(ii)	determine the sizes, duration, and types of Awards to be granted to each Participant;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards,

(iv)	determine the terms and conditions of Awards and Award Agreements;

(v)	determine whether any Shares subject to Awards will be subject to any restrictions on transfer;

(vi)	determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended;

(vii)	determine, consistent with the requirements of Section 409A of the Code and Section 7.11(b), whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(viii)	construe, interpret, and administer the Plan and any Award Agreement or instrument or agreement relating to, or Award made under, the Plan;

(ix)	establish, amend, suspend, or waive such procedures, programs, sub-plans, rules, guidelines, and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, including adopting sub-plans and addenda for Participants outside the United States to achieve favorable tax results or facilitate compliance with applicable laws;

(x)	determine whether and to what extent Awards should comply or continue to comply with any requirement of statute or regulation;

(xi)	modify or amend each Award, including discretionary acceleration of vesting and the authority to extend the post-termination exercisability of Awards longer than is otherwise provided for in an Applicable Award Agreement;

(xii)	determine the Fair Market Value;

(xiii)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award granted by the Committee; and

(xiv)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

The Committee may grant an Award to an individual who it expects to become an Employee within the next six months, with such Award being subject to such individual actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee in its discretion.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive, and binding on all persons including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Award need not be uniform and may be made selectively among Awards and Participants, whether or not such Awards are similar or such Participants are similarly situated.

(d) Modification of Outstanding Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provisions of an Award, or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. With respect to an Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company or any Affiliate or Subsidiary, or a committee of such officers or employees, any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Awards to any director of the Company or any officer of the Company (as defined in Rule 16a-1 under the Exchange Act), or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Surrender of Previous Awards. The Committee may, in its absolute discretion, grant Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Awards (including, without limitation, Awards with higher exercise prices) as the Committee directs. Awards granted on the condition precedent of surrender of outstanding Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Awards are surrendered and cancelled.

(h) Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4	Shares Available for Awards

Subject to adjustment under Section 6.5, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate number of Shares equal to the greater of (i) 4,500,000 and (ii) a number of Shares equal to 25% of the total number of Shares from time to time outstanding. Not more than 4,500,000 Shares shall be available for Incentive Stock Options. The number of Shares that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Awards.

During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares (including Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Award held by any individual Participant shall be 4,000,000 Shares.

(b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Awards granted under the Plan to any Covered Employee shall not exceed $20,000,000 in any calendar year.

(c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5	Share Pool Adjustments for Awards and Payouts.

The following Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)	Stock Option;

(b)	SAR (except a Tandem SAR);

(c)	Restricted Stock and Restricted Stock Units;

(d)	A payout of a Performance Share in Shares;

(e)	A payout of a Performance Unit in Shares; and

(f)	A payout of an Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) A Payout of an SAR, Tandem SAR, Restricted Stock Award, Restricted Stock Unit, or Other Stock-Based Award in the form of cash;

(b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Award under the Plan; and

(c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6	Common Stock Available.

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7	Participation

(a) Eligibility. The Committee shall from time to time designate those Employees, Consultants, and/or Outside Directors, if any, to be granted Awards under the Plan, the type of Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Participant who has been granted an Award may, if otherwise eligible, be granted additional Awards at any time.

(b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate or Subsidiary shall be eligible for the grant of any Incentive Stock Option. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110% of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Affiliate or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8	Types of Awards

The types of Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock, Restricted Stock Units, and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in Section 4, Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1	Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants, and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Participant whether or not any Stock Option previously granted to such person remains unexercised.

2.2	Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Award Agreement. Among its other provisions, each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Option following termination of the Participant’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Participant’s Award Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted. To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d) Term. In the Award Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant. In addition, in no event may an Incentive Stock Option be granted after the expiration of ten years from the 2002 Amendment Date.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Award Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Affiliate) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess and in the order in which they were granted, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Award Agreement, shall remain unchanged.

2.3	Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary shall require from time to time.

The Committee, in its discretion, also may allow (i) “cashless exercise” as permitted under Federal Reserve Board’s Regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) by any other means which the Committee, in its discretion, determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Participant, in the name of the Participant or other appropriate recipient, certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Participant or other appropriate recipient.

During the lifetime of a Participant, each Option granted to him shall be exercisable only by the Participant (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a). No Option shall be assignable or transferable by Participant otherwise than by will or by the laws of descent and distribution.

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Participant or other person exercising an Award may be required by the Committee to give a written representation that the Award and the Shares subject to the Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Award from any such representations either prior to or subsequent to the exercise of the Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Participant who disposes of Shares acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

2.4	Stock Appreciation Rights in Tandem with Nonstatutory Stock Options

(a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”

(b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Award Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Award Agreement and shall not be less than 100% of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

(c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Participant, to the extent of any Appreciation.

(d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Award Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5	Stock Appreciation Rights Independent of Nonstatutory Stock Options

(a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).

(b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Award Agreement. The exercise price per share of Common Stock shall be not less than 100% of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

(c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Award Agreement for the Independent SAR grant.

(d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Award Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6	Reload Options

At the discretion of the Committee, a Participant may be granted under an Award Agreement, replacement Stock Options under the Plan that permit the Participant to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Participant to pay all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Award Agreement.

2.7	Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights

The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Award Agreement for a Supplemental Payment to the Participant with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

3.1	Award of Restricted Stock and Restricted Stock Units

(a) Grant. In consideration of the performance of Employment by any Participant who is an Employee, Consultant, or Outside Director, The Committee may grant Awards of Restricted Stock and Restricted Stock Units under the Plan with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock and Restricted Stock Units shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The period of restriction, number of Shares to be issued on settlement of the Award, and other terms and conditions of each Award of Restricted Stock and Restricted Stock Unit shall be evidenced by an Award Agreement.

(b) Terms, Conditions, and Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or Shares subject to a Restricted Stock Unit or the right to receive any dividend or other right or property and granting such an Award subject to performance goals), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Subject to the terms, conditions, and restrictions set forth in the Participant’s Award Agreement, a Restricted Stock Award may constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Participant in consideration of the performance of services as an Employee, Consultant, or Outside Director, as applicable, entitling such Participant to all voting and other ownership rights in such Shares.

Subject to the terms, conditions, and restrictions set forth in the Participant’s Award Agreement, normally Participant’s holding Restricted Stock Units will not have the right to exercise voting rights with respect to Shares underlying such Restricted Stock Units. At the time of grant of any Restricted Stock Unit, the Committee will specify the settlement date applicable to each grant of Restricted Stock Units which will be no earlier than the vesting date or dates of the Award. On the settlement date, the Company will transfer to the Participant either (i) one Share or (ii) cash equal to the value of one Share for each Restricted Stock Unit scheduled to be paid out on such date and which was not previously forfeited. During the period of restriction, Participants holding Restricted Stock Units may be entitled to dividend rights with respect to such Shares to the extent and in the manner provided in the Award Agreement. Dividend rights will be settled in cash or in Shares, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine. On the date set forth in the Award Agreement, the Restricted Stock Units for which restrictions have not lapsed, and for which Shares have not been issued in settlement of the Award, will revert to the Company and again will become available for grant under the Plan.

As specified in the Award Agreement, an Award of Restricted Stock or Restricted Stock Units may limit the Participant’s dividend rights during the Restriction Period in which the Shares of Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of a Restricted Stock Award or Restricted Stock Unit is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock Award or Restricted Stock Unit, such that the dividends and/or the Shares of Restricted Stock or Restricted Stock Units maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock or Restricted Stock Units with respect to which the dividend is paid.

Shares awarded pursuant to a Restricted Stock Award or Restricted Stock Unit may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant’s Award Agreement. The Company or Committee (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

3.2	Restrictions

(a) Forfeiture of Restricted Stock or Restricted Stock Unit. A Restricted Stock Awarded or Restricted Stock Unit Award may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Award Agreement, the Shares of Restricted Stock or Restricted Stock Units that are subject to restrictions that are not satisfied shall be forfeited and all rights of the Participant to such Shares or Units shall terminate; and (iii) any other restrictions that the Committee determines are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock or Restricted Stock Units to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant of a Restricted Stock Award or vesting of a Restricted Stock Unit, the Company may cause to be issued a stock certificate, registered in the name of the Participant to whom such Restricted Stock Award or Restricted Stock Unit was granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

THE TRANSFERABILITY OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE SANDERS MORRIS HARRIS GROUP INC. LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND SANDERS MORRIS HARRIS GROUP INC. A COPY OF THE PLAN AND AWARD AGREEMENT ARE ON FILE IN THE CORPORATE OFFICES OF SANDERS MORRIS HARRIS GROUP INC.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Award Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, (i) shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate or (ii) may, when it finds a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

3.3	Delivery of Shares

Subject to withholding taxes under Section 7.3 and to the terms of the Award Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Award Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

3.4	Supplemental Payment on Vesting of Restricted Stock or Restricted Stock Unit

The Committee, either at the time of grant or vesting of Restricted Stock or a Restricted Stock Unit, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock or Restricted Stock Unit and receipt of the Supplemental Payment, assuming the Participant is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

3.5	Restricted Stock Units.

Notwithstanding anything to the contrary in the Plan or in any Award Agreement, Restricted Stock Units shall be subject to the following requirements. Unless previously forfeited, and subject to Section 7.11(c), Restricted Stock Units shall be settled on the 30th day following the earliest of (a) the applicable vesting date set forth in the Award Agreement, (b) the Participant’s death, (c) the Participant’s separation from service within the meaning of Section 409A of the Code after attaining the age of 55 and completing 10 years of service or as a result of a disability within the meaning of Section 22(e)(3) of the Code. If the Committee reasonably anticipates that making a payment in respect of Restricted Stock Units may violate Federal securities laws or other applicable law, such payment may be delayed and made in accordance with Section 409A of the Code and Section 1.409A-2(b)(7)(ii) of the Treasury Regulations thereunder.

SECTION 4.

PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1	Performance Based Awards

(a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Participants who are Employees or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Award Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

(b) Performance Criteria. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company’s business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Participant in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

Performance goals may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, or earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plant, and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity, or efficiencies; (xvi) economic value added; (xvii) client assets or assets under management, net new client assets or assets under management, or performance of client assets or assets under management; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions; or (xviv) such other criteria as the Committee shall determine is appropriate.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate or Subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary. The Committee shall determine whether any such modification would cause the Performance Unit or Performance Share to fail to qualify for the Performance-Based Exception, if applicable.

(d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Participant’s Award Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Subject to the terms of the Plan and any applicable Award Agreement, an Award of Performance Units or Performance Shares (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), Restricted Stock Units, other securities, other Awards, or other property (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Units or Performance Shares, in whole or in part upon achievement of such performance goals during such performance Periods as the Committee shall establish.

(e) Special Rule for Covered Employees. The Committee may establish performance goals applicable to Performance Units or Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall be guided by Treasury Regulation § 1.162-27(e)(2) (or its successor).

4.2	Supplemental Payment on Vesting of Performance Units or Performance Shares

The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Participant in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Participant is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 5.

OTHER STOCK-BASED AWARDS

5.1	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate or Subsidiary. As is the case with other Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. All grants of Other Stock-Based Awards must comply with applicable law.

5.2	Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Award Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

(c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Award Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

(d) Payment. Other Stock-Based Awards may be paid in Shares or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

(e) Dividends. As determined by the Committee and set forth in the Award Agreement, the recipient of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award,. The Committee may also provide in the Award Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares.

SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1	Plan Conditions

(a) Award Agreement. Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly-situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture, and other provisions particular to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Participant and the Company regarding Shares that may be acquired under an Award including, without limitation, an agreement restricting the transferability of Shares by Participant. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant. The Award Agreement shall be signed by the Participant to whom the Award is made and by an Authorized Officer.

(b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Participant or affect the right of the Company to terminate the Employment of any Participant at any time without regard to the existence of the Plan.

(c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

If the Shares issuable on exercise of an Award are not registered under the Securities Act, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2	Transferability

(a) Non-Transferable Awards and Options. No Award and no right under any such Award or the Plan, contingent or otherwise, shall be (i) assignable, alienable, saleable, or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, or to the Company or (ii) subject to any encumbrance, pledge, lien, assignment or charge of any nature; provided, however, if so determined by the Committee, a Participant may, in the manner established by the Committee or provided in the Plan. Designate a beneficiary or beneficiaries to exercise the rights of the participant, and to receive any property distributable, with respect to any Award upon the death of the participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to Participant or for a Participant’s benefit under this Plan and Awards hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any Affiliate.

No transfer by will or by the laws of descent and distribution or qualified domestic relations order shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Participant’s enforceable will or such order or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2(a) shall be void and ineffective.

The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(b) Ability to Exercise Rights. Subject to a beneficiary designation pursuant to Section 7.5, only the Participant (or his legal guardian in the event of Participant’s Disability), or in the event of his death, his estate, may exercise Stock Options, receive cash payments and deliveries of Shares, and otherwise assume the rights of the Participant.

6.3	Rights as a Shareholder

(a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Participant (or a permitted transferee of such Participant) shall have no rights as a shareholder with respect to any Shares until the issuance of a stock certificate for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Award by a person or estate acquiring the right to exercise such Award by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4	Listing and Registration of Shares

The exercise of any Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Award. During the period that the effectiveness of the exercise of an Award has been deferred, the Participant may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5	Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Awards, and (iii) the price per Share for outstanding Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Participant in writing. The Committee shall give notice to each applicable Participant of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 6.7, if while there are Awards outstanding, the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Award to the Participant shall not be adversely affected by a corporate event described in this subsection (c).

(d) Reorganization of the Company. Subject to Section 6.7, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or exchange, shareholders of the Company receive any Shares or other securities or property, or if the Company should distribute securities of another corporation to its shareholders, each Participant shall be entitled to receive, in lieu of the number of unexercised Awards previously awarded, the number of Stock Options, Stock Appreciation Rights, Performance Shares or Units, Restricted Stock or Restricted Stock Units, or Other Stock-Based Awards, with a corresponding adjustment to the Fair Market Value of said Awards, to which he would have been entitled if, immediately prior to such corporate action, such Participant had been the holder of record of a number of Shares equal to the number of the outstanding Awards payable in Shares that were previously awarded to him. For this purpose, Shares of Restricted Stock and Restricted Stock Units shall be treated the same as unrestricted outstanding Shares. In this regard, the Committee shall take whatever other action it deems appropriate to preserve the rights of Participants holding outstanding Awards.

(e) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.5 and subject to Section 6.7, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Awards then outstanding under previously granted Awards; provided, however, in such event, outstanding Shares of Restricted Stock and Restricted Stock units shall be treated the same as outstanding unrestricted Shares.

(f) Acquisition of the Company. Subject to Section 6.7, in the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an “Acquisition”), in the absolute discretion of the Committee, any Participant who holds an outstanding Award shall have the right (subject to any limitation applicable to the particular Award under the Plan) to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Award immediately prior to the Acquisition. The term “Acquisition Consideration” shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of an Acquisition. The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (f).

(g) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based Awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based Award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised Award shall be treated as an outstanding Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. With respect to an incentive stock option (as described in Section 422 of the Code) subject to this subsection (g), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

(h) Assumption of Awards by a Successor. Notwithstanding any other provision hereof, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation, or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the right and power to:

(i) cancel, effective immediately prior to the occurrence of such corporate event, each outstanding Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash equal to the excess of (A) the value, as determined by the Committee, in its absolute discretion, of the property (including cash) received by the holder of a Share of Common Stock as a result of such event over (B) the exercise price of such Award, if any; or

(ii) provide for the exchange of each Award outstanding immediately prior to such corporate event (whether or not then exercisable) for an Award on some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee, in its absolute discretion, in the exercise price of the Award, if any, or the number of shares or amount of property (including cash) subject to the Award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in consideration for the exchange of the Award.

The Committee, in its discretion, shall have the authority to take whatever action it deems appropriate to effectuate the provisions of this subsection (h).

6.6	Termination of Employment, Death, Disability, and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Participant’s Award Agreement, if the Participant’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Award Agreement, the Participant shall be entitled to exercise his rights only with respect to the portion of the Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Award Agreement with respect to the vested portion of such Award or (ii) the date that occurs ninety (90) calendar days after his termination date.

(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Participant’s Award Agreement, in the event of the termination of a Participant’s Employment for Cause, all vested and non-vested Stock Options and other Awards granted to such Participant shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (Central time) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Participant’s Award Agreement, upon the Retirement of any Employee who is a Participant:

(i) any non-vested portion of any outstanding Option or other Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Option or other Award shall expire on the earlier of (A) the expiration date set forth in the Award Agreement for such Award; or (B) the expiration of (1) six months after the date of Retirement in the case of any Award other than an Incentive Stock Option, or (2) three months after the date of Retirement in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Participant’s Award Agreement, upon termination of Employment as a result of the Participant’s Disability or death:

(i) any nonvested portion of any outstanding Option or other applicable Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Award shall expire on the earlier of either (A) the expiration date set forth in the Award Agreement or (B) the one year anniversary date of the Participant’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Participant ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Participant may mutually agree with respect to any outstanding Option or other Award then held by the Participant (i) for an acceleration or other adjustment in any vesting schedule applicable to the Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Award, or (iii) to any other change in the terms and conditions of the Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Participant’s Award Agreement shall be required.

6.7	Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Participant’s Award Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock, Restricted Stock units, and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

(c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Participants without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Participant’s Award Agreement, the provisions of this Section 6.7 may not be terminated, amended, or modified to adversely affect any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to his outstanding Awards subject, however, to the last paragraph of this Section 6.7.

For all purposes of this Plan, a “Change in Control” of the Company shall be deemed to occur if:

(a) There is an acquisition by a “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the total voting power of all the Company’s then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or its Affiliates or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its Affiliates or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

(b) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

(c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company’s common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

(d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

(e) Upon approval by the Company’s shareholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a Affiliate or Subsidiary; or

(f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

Notwithstanding the occurrence of any of the foregoing events of this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

6.8	Exchange of Awards

The Committee may, in its discretion, permit any Participant to surrender outstanding Awards in order to exercise or realize his rights under other Awards or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Awards.

6.9	Financing

The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Participant to purchase Shares pursuant to exercise of an Award upon such terms as are approved by the Committee in its discretion.

6.10	Awards May be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any awards granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

6.11	Forms of Payment Under Awards.

Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

6.12	No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

6.13	Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 7.

GENERAL

7.1	Effective Date and Grant Period

This Plan was originally adopted by the Board effective as of October 1, 1998. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten years from the 2002 Amendment Date.

7.2	Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto. Any liability or obligation of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board, nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3	Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of any Awards, Participants may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages, or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

(d) Loans. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

7.4	No Guarantee of Tax Consequences

Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5	Designation of Beneficiary by Participant

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

7.6	Deferrals

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares, or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code. . All elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code. The Committee may credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Shares. The Committee may, in its discretion, require deferral of payment of any Award (other than an Option or Stock Appreciation Right) or portion thereof if the deduction with respect to such payment would, or could in the reasonable anticipation of the Committee, not be permitted due to the application of Section 162(m) of the Code.

7.7	Amendment and Termination

The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Awards to Covered Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Award previously granted to a Participant under the Plan, without the written consent of such Participant or other designated holder of such Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.

7.8	Requirements of Law

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

7.9	Rule 16b-3 Securities Law Compliance

With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10	Compliance with Section 162(m) of the Code

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-

Based Exception. If any provision of the Plan or an Award Agreement would disqualify the Plan or would not otherwise permit the Plan or Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Award or the economic value to a Participant.

7.11	Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participants. This Plan and any Awards granted hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Unless the Committee expressly determines otherwise in the Award Agreement, any Award of an Option, SAR, Restricted Stock, or Restricted Stock Unit is intended to qualify as a stock right exempt under Section 409A of the Code, and the terms of the Award Agreement and any related rules and procedures adopted by the Committee shall reflect such intention. Unless the Committee expressly determines otherwise in the Award Agreement, with respect to any other Award that would constitute deferred compensation within the meaning of Section 409A of the Code, the Award Agreement shall set forth the time and form of payment and the election rights, if any, of the holder in a manner that is intended to avoid the imposition of additional taxes and penalties under Section 409A of the Code.

(c) If at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the seventh month after such six-month period or, if earlier, on the Participant’s death.

(d) Notwithstanding any provision of this Plan or of any Award Agreement to the contrary, the Company reserves the right to make amendments to this Plan and any Award Agreements as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and any Award Agreements (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

7.12	Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.13	Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Award under the Plan.

(b) No Shares shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

(c) The expenses of the Plan shall be borne by the Company.

(d) By accepting any Award, each Participant and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(e) Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

7.14	Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

7.15	Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.16	Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SANDERS MORRIS HARRIS GROUP INC.

Annual Meeting of Shareholders

May 27, 2010 11:00 AM CDT

This proxy is solicited by the Board of Directors

The undersigned shareholder of Sanders Morris Harris Group Inc. (the “Company”) hereby appoints George L. Ball and John T. Unger, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Sanders Morris Harris located at 600 Travis, 58th Floor, Houston, Texas 77002, on Thursday, May 27, 2010, at 11:00 a.m., Houston Time, and at any adjournments or postponements of said meeting, all of the shares of the Company’s common stock in the name of the undersigned or which the undersigned may be entitled to vote. Any proxy heretofore given by the undersigned with respect to such shares of the Company’s common stock is hereby revoked.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement furnished with the notice, and the 2009 Annual Report and revokes any proxy heretofore given

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all the nominees for director, and FOR proposals 2 and 3 on the reverse side.

The Board of Directors recommends a vote FOR the nominees for director and FOR proposals 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED

(This Proxy must be dated and signed on the reverse side.)

Continued and to be signed on reverse side

SANDERS MORRIS HARRIS GROUP INC.

ATTN: SUSAN BAILEY

600 TRAVIS, SUITE 5800

HOUSTON, TX 77002

VOTE BY INTERNET – www.proxyvote.com

Use the internet to transmit your voting instructions and by electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail of the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tine telephone to transmit your voting instructions up until 11:50 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and the follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUR OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SANDERS MORRIS HARRIS GROUP INC.

The Board of Directors recommends you vote

FOR the following nominees:

1.			For	Against	Abstain

	1a.	George L. Ball	☐	☐	☐

	1b.	Richard E. Bean	☐	☐	☐	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
	1c.	Charles W. Duncan	☐	☐	☐

	1d.	Ric Edelman	☐	☐	☐	2.	Approve the amendment and restatement of The Long-Term Incentive Plan	☐	☐	☐
	1e.	Scott B. McClelland	☐	☐	☐

	1f.	Ben T. Morris	☐	☐	☐	3.	Ratification of appointment of Grant Thornton, LLP as independent registered public accounting firm for 2010	☐	☐	☐
	1g.	Albert W. Niemi, Jr.	☐	☐	☐

	1h.	Don A. Sanders	☐	☐	☐

	1g.	W. Blair Waltrip	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorneys, executors, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in fill corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date